                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 20, 2005


                               NEFFS BANCORP, INC.
             (Exact name of registrant as specified in its charter)



Pennsylvania                    000-32605                        23-2400383
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


5629 PA Route 873, P.O. Box 10, Neffs, PA                             l8065-0010
(Address of principal executive offices)                              (Zip Code)

                                  610-767-3875
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               NEFFS BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 20, 2005, the Boards of Directors of Neffs Bancorp, Inc. (the "Corporation"), the bank holding company for The Neffs National Bank (the "Bank"), and the Bank, have appointed Mr. John F. Sharkey, Jr. as a director of the Bank and the Corporation. He has also been appointed to the Audit Committee of the Corporation.

Mr. Sharkey, age 50, is a resident of Upper Macungie Township, a senior partner in the accounting firm of Concannon, Miller & Co. and a past president of Lehigh Valley Chapter of Pennsylvania Institute of Certified Public Accountants (PICPA).

Mr. Sharkey is currently an active member of the Upper Lehigh Lions Club and treasurer of the Association for the Blind and Visually Impaired of Lehigh County. In addition, Mr. Shakey is a past treasurer of the South Parkland Youth Association.

In addition on December 20, 2005, the Boards of Directors of the Corporation and the Bank, appointed Mr. Duane A. Schleicher as a director of the Bank and the Corporation.

Mr. Schleicher, age 44, is a resident of East Penn Township, Carbon County and owns and operates Northside Heights Mobile Home Park and Schleicher Mobile Home Sales, Inc., both located in Lehighton. He is also an active partner in East Penn Trucking, a firm maintaining terminals in Lehighton and Orefield.

Mr. Schleicher is an active member of Dinky Memorial Evangelical Lutheran Church. He currently serves on the Financial Committee for the church and as a Director for the Dinky Memorial Cemetery Association.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description

99.1                       Press Release dated December 20, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NEFFS BANCORP, INC.




Date: December 23, 2005                By: /s/ John Remaley
                                           John Remaley
                                           President and Chief Executive Officer